UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                             October 14, 1996
                      ------------------------------
             Date of Report (Date of earliest event reported)


                          MASON OIL COMPANY, INC.
                      ------------------------------
          (Exact name of registrant as specified in its charter)

           Utah                   0-28184                87-109974
-----------------------------    ----------             --------------
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)                 File Number)          Identification No.)


     6337 Ravenwood Drive, Sarasota, Florida          34243
     ----------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                               941-351-3102
                     ---------------------------------
           (Registrant's telephone number, including area code)

                                    N/A
    -------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

     Pursuant to a Stock Purchase and Sale Agreement dated October 14, 1996, among Mason Oil Company, Inc., a Utah corporation (the "Registrant"), Paul B. Ingram and John L. Naylor (the "Agreement"), the Registrant has acquired all of the outstanding stock of IAN Holdings, Inc., a Cayman Islands corporation ("IAN Holdings") in exchange for 6,000,000 shares of the Registrant's common stock. IAN Holdings is the owner of all of the outstanding shares of Hemley Exploration Pty. Ltd., an Australian corporation ("Hemley"). Hemley is the beneficiary of certain petroleum exploration licenses, regarding rights to certain petroleum exploration activities in Australia, identified as Petroleum Exploration Licenses Nos. 61 and 63 (the "PELs"), issued by the Australia Ministry for Mines and Energy, subject to an 3% overriding royalty obligation to Paul B. Ingram and John L. Naylor. The Registrant's Board of Directors approved all aspects of the transaction and specifically determined that the consideration given in exchange for the IAN Holdings stock fairly and adequately reflected the value received.

     The stock of IAN Holdings, and the ancillary beneficiary interests in the PELs, were acquired by the Registrant from Paul B. Ingram and John L. Naylor. Mr. Ingram and Mr. Naylor are directors and officers of the Registrant. Because of this relationship, all transactions were submitted to and received approval by the independent and unrelated member of the Registrant's Board of Directors.

    Subject to receipt of the necessary financing, the Registrant plans to pursue opportunities for petroleum exploration deriving from the acquisition of the PELs. At present, officers of the Registrant are involved in negotiations with various companies engaged in exploration and exploitation of petroleum reserves, as well as potential petroleum purchasers. The PELs constitute the only significant assets of Hemley, and Hemley has not conducted any significant operations with respect to the PELs or otherwise.

Item 7.     Financial Statements and Exhibits.

     It is impracticable to provide the financial statements, pro forma financial information and related exhibits required by the instructions to Form 8-K with respect to the acquired entity as part of the current filing. The required financial statements and exhibits will be filed no later than December 15, 1996, as permitted by the instructions to Form 8-K.

                                SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MASON OIL COMPANY, INC.

Date: 28 October 1996                 By: /s/ Paul B. Ingram
     ----------------                    -----------------------------
                                             Paul B. Ingram, President